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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                   REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported)  November 25, 1996
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                               KCS Energy, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                    1-11698                   22-2889587
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(State or other jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)



379 Thornall Street, Edison, New Jersey                            08837
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(Address of Principal Executive Offices)                         (Zip Code)


                                (908) 632-1770
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              Registrant's telephone number, including area code


                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        A verdict was reached by a jury in the District Court of Zapata, County Texas unfavorable to the registrant in its previously disclosed litigation with Tennessee Gas Pipeline Company ("TGT") concerning the alleged enrichment by the registrant of natural gas produced from Company-operated wells in the Bob West Field and sold to TGT. In its verdict, the jury awarded TGT $143.2 million including approximately $114 million for punitive damages.

        The press release issued by the registrant is attached as an exhibit.

Item 7. Financial Statements and Exhibits.

        (a)  None

        (b)  None

        (c)  Exhibits

        99   Press Release dated November 25, 1996.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KCS Energy, Inc.

                          By: /s/ Henry A. Jurand
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                                  Henry A. Jurand
             Vice President, Chief Financial Officer and Secretary

Dated:  November 25, 1996